Warrant Liabilities (Tables)	6 Months Ended
Jun. 30, 2024
Warrant Liabilities [Abstract]
Schedule of Fair Value of the Warrant Liabilities
	December 31, 2023	June 30, 2024
	RM	RM	USD
Cost

At January 1	-	1,964,335	416,420
Additions	1,964,335	13,043,907	2,765,180
Exercised	-	(7,448,077)	(1,578,919)
Currency realignment	-	54,744	11,605
At December 31	1,964,335	7,614,909	1,614,286

Schedule of Black-Scholes Pricing Model to Estimate the Fair Value of the Warrant Liabilities	The Group applied a Black-Scholes pricing model to estimate the fair value of the warrant liabilities. The significant inputs into the model are shown below.
	Warrant A		Warrant B		Warrant to Exchange listing
Share price	USD	1.08	USD	1.08	USD	2.26
Exercise price / warrant	USD	1.25	USD	1.25	USD	4.00
Expected volatility		98.07%		98.07%		130.14%
Dividend yield		Nil		Nil		Nil
Expected term (years)		5 years		1.5 years		4.24 years
Annual risk-free interest rate		4.106%		4.106%		3.918%